EXHIBIT 99.3

Bingham Canyon Corporation

Pro-Forma Consolidated Financial Statements

For the Six Months Ended June 30, 2016

(Unaudited – Prepared by Management)

CONTENTS

Pro-Forma Balance Sheets (Unaudited) as of June 30, 2016	2

Pro-Forma Statement of Operations (Unaudited) for the Six Months Ended June 30, 2016	3

Pro-Forma Statement of Operations (Unaudited) for the Year Ended December 31, 2015	4

Notes to the (Unaudited) Pro-Forma Financial Statements	5-7

Bingham Canyon Corporation

Unaudited Pro-Forma Condensed Balance Sheets

As of June 30, 2016

	Bingham Canyon Corporation	Paradigm Convergence Technologies Corporation	Pro-Forma Adjustments	Pro-Forma Consolidated

ASSETS
CURRENT ASSETS
Cash	$459	$34,158	$—	$34,617
Accounts receivable	—	34,074	—	34,074
Inventory	—	82,909	—	82,909
Prepaid expenses	—	10,145	—	10,145
Total current assets	459	161,286	—	161,745

FIXED ASSETS
Property and Equipment, net	—	75,396	—	75,396

OTHER ASSETS
Intangible assets, net	—	13,401	—	13,401
Deposits	—	60,950	—	60,950
Total other assets	—	74,351	—	74,351

TOTAL ASSETS	$459	$311,033	$—	$311,492

LIABILITIES
CURRENT LIABILITIES
Accounts payable	$11,900	$73,797	$—	$85,697
Accounts payable – related party	800	—	—	800
Accrued expenses	29,677	51,294	—	80,971
Accrued expenses – related party	25,033	—	—	25,033
Notes payable – related parties	109,450	317,500	—	426,950
Notes payable, net	74,700	122,602	—	197,302
Total current liabilities	251,560	565,193	—	816,753
TOTAL LIABILITIES	251,560	565,193	—	816,753

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $.001 par value; 100,000,000 shares authorized; 35,940,625 issued and outstanding, pro forma	19,150	22,838	(6,047)	35,941
Additional paid-in capital	30,850	1,933,752	(295,504)	1,669,098
Treasury	—	(450)	450	—
Accumulated deficit	(301,101)	—	301,101	—
Accumulated deficit	—	(2,210,300)	—	(2,210,300)
Total stockholders' equity (deficit)	(251,101)	(254,160)	—	(505,261)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$459	$311,033	$—	$311,492

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Bingham Canyon Corporation

Unaudited Pro-Forma Condensed Statement of Operations

For the Six Months Ended June 30, 2016

	Bingham Canyon Corporation	Paradigm Convergence Technologies Corporation	Pro-Forma Adjustments	Pro-Forma Consolidated

REVENUES
Revenues	$—	$79,061	$—	$79,061
Cost of goods sold	—	30,606	—	30,606
Gross profit	—	48,455	—	48,455

OPERATING EXPENSES
General and administrative	8,295	330,894	—	339,189
Research and development	—	77,004	—	77,004
Depreciation and amortization	—	13,559	—	13,559
Total operating expenses	8,295	421,457	—	429,752

Net loss before other income (expense)	(8,295)	(373,002)	—	(381,297)

OTHER INCOME (EXPENSE)
Interest expense	(7,286)	(15,095)	—	(22,381)
Loss on settlement	—	(48,872)	—	(48,872)
Total other income (expense)	(7,286)	(63,967)	—	(71,253)

Loss from operations before income taxes	(15,581)	(436,969)	—	(452,550)

Income taxes	—	—	—	—

NET LOSS	$(15,581)	$(436,969)	$—	$(452,550)
PRO-FORMA LOSS PER SHARE (Note 5)

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Bingham Canyon Corporation

Unaudited Pro-Forma Condensed Statement of Operations

For the Year Ended December 31, 2015

	Bingham Canyon Corporation	Paradigm Convergence Technologies Corporation	Pro-Forma Adjustments	Pro-Forma Consolidated

REVENUES
Revenues	$—	$141	$—	$141
Cost of goods sold	—	—	—	—
Gross profit	—	141	—	141

OPERATING EXPENSES
General and administrative	15,420	418,866	—	434,286
Research and development	—	29,871	—	29,871
Depreciation and amortization	—	35,520	—	35,520
Total operating expenses	15,420	484,257	—	499,677

Net loss before other income (expense)	(15,420)	(484,116)	—	(499,536)

OTHER INCOME (EXPENSE)
Interest expense	(13,413)	—	—	(13,413)
Loss on settlement	—	(10,174)	—	(10,174)
Total other income (expense)	(13,413)	(10,174)	—	(23,587)

Loss from operations before income taxes	(28,833)	(494,290)	—	(523,123)

Income taxes	—	—	—	—

NET LOSS	$(28,833)	$(494,290)	$—	$(523,123)
PRO-FORMA LOSS PER SHARE (Note 5)

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Bingham Canyon Corporation

Notes to the Unaudited Pro-Forma Condensed Financial Statements

Note 1. Basis of Presentation

On August 10, 2016, Bingham Canyon Corporation (“Company”), entered into a Securities Exchange Agreement with Paradigm Convergence Technologies Corporation (“Paradigm”) to effect the acquisition of Paradigm as a wholly-owned subsidiary within thirty calendar days of the Securities Exchange Agreement effective date. Under the terms of the agreement, the Company issued 16,790,625 restricted common shares of Company stock to the shareholders of Paradigm, and had 35,940,625 issued and outstanding common shares. In addition, one of the two directors of the Company would resign and be replaced by a Paradigm designated director. As a result of the agreement, a change in control took place and was accounted for as a reverse recapitalization wherein Paradigm, the operating company, is considered the accounting acquirer.

These unaudited pro-forma financial statements (“pro-forma financial statements”) have been prepared in accordance with generally accepted accounting principles (“GAAP”). These pro-forma financial statements do not contain all of the information required for annual financial statements. Accordingly, they should be read in conjunction with the most recent annual and interim financial statements of the Company.

These pro-forma financial statements have been compiled from and include:

(a)	an unaudited pro-forma balance sheet combining the unaudited balance sheets of the Company and Paradigm as of June 30, 2016, giving effect to the transaction as if it occurred on June 30, 2016.

(b)	an unaudited pro-forma statement of operations combining the unaudited statement of operations of the Company and Paradigm for the six months ended June 30, 2016, giving effect to the transaction as if it occurred on January 1, 2016.

(c)	an unaudited pro-forma statement of operations combining the audited statement of operations of the Company and Paradigm for the twelve months ended December 31, 2015, giving effect to the transaction as if it occurred on January 1, 2015.

The unaudited pro-forma financial statements have been compiled using significant accounting policies as set out in the audited financial statements of the Company and Paradigm for the year ended December 31, 2015. Based on the review of the accounting policies of the Company and Paradigm, there are no material accounting differences between the accounting policies of the companies. The unaudited pro-forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company.

It is management’s opinion that these pro-forma financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with GAAP applied on a basis consistent with the Company’s accounting policies. No adjustments have been made to reflect potential cost savings that may occur subsequent to completion of the transaction. The pro-forma statement of operations does not reflect non-recurring charges or credits directly attributable to the transaction, of which none are currently anticipated.

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Bingham Canyon Corporation

Notes to the Unaudited Pro-Forma Condensed Financial Statements

The unaudited pro-forma financial statements are not intended to reflect the results of operations or the financial position of the Company which would have actually resulted had the proposed transaction been effected on the dates indicated. Further, the unaudited pro-forma financial information is not necessarily indicative of the result of operations that may be obtained in the future. The pro-forma adjustments and allocations of the purchase price are based in part on provisional estimates of the fair value of the assets acquired and of the liabilities assumed. Any final adjustments may change the allocation of purchase price which could affect the fair value assigned to the assets and liabilities and could result in a change to the unaudited pro-forma consolidated financial statements.

Note 2. Securities Exchange Agreement between Bingham Canyon Corporation and Paradigm Convergence Technologies Corporation

On August 10, 2016, Bingham Canyon Corporation (“Company”), entered into a Securities Exchange Agreement with Paradigm Convergence Technologies Corporation (“Paradigm) to effect the acquisition of Paradigm as a wholly-owned subsidiary within thirty calendar days of the Securities Exchange Agreement effective date.

Pursuant to the agreement, the Company will acquire each of the outstanding common shares of Paradigm stock in exchange for .75 restricted common shares of Company stock.

Note 3. Pro-Forma Assumptions and Adjustments

The unaudited pro-forma consolidated financial statements incorporate the following pro-forma assumptions and adjustments:

(a)	For purposes of these pro-forma consolidated financial statements, it is assumed that Paradigm shareholders exchanged each share of Paradigm common stock for .75 restricted common shares of Company stock.

Note 4. Pro-Forma Common Shares

Pro-forma common shares as of June 30, 2016 have been determined as follow:

			Additional
	Common	Par	Paid-in
	Shares	Value	Capital

Issued and outstanding shares of Bingham	19,150,000	$19,150	$30,850
Issued and outstanding shares of Paradigm	22,387,500	$22,838	$1,933,752
Eliminate issued and outstanding shares of Paradigm	(22,387,500)	$(22,838)	—
Issuance of common shares for acquisition	16,790,625	$16,791	$(295,504)

Pro-forma balance June 30, 2016	35,940,625	$35,941	$1,669,098

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Bingham Canyon Corporation

Notes to the Unaudited Pro-Forma Condensed Financial Statements

Note 5. Pro-forma Loss Per Share

Pro-forma basic and diluted loss per share for the six months ended June 30, 2016 and the year ended December 31, 2015 have been calculated based on weighted average number of Bingham common shares outstanding plus the common shares issued for the acquisition of Paradigm.

	Six Months	Year
	Ended	Ended
	June 30, 2016	Dec 31, 2015

Basic pro-forma loss per share computation

Numerator:
Pro-forma net loss available to shareholders	$(452,550)	$(523,123)

Denominator:
Weighted average issued and outstanding common shares	19,150,000	19,150,000
Common shares issued for acquisition of Paradigm	16,790,625	15,553,125

Pro-forma weighted average shares outstanding	35,940,625	34,703,125

Basic and diluted pro-forma loss per share	$(0.01)	$(0.02)

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